UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Assumption Agreement

On September 26, 2018, Camber Energy, Inc. (the “Company”, “we” and “us”) entered into an Assumption Agreement (the “Assumption Agreement”) with International Bank of Commerce (the “IBC”); CE Operating, LLC, our wholly-owned subsidiary (“CE Operating”); N&B Energy, LLC (“N&B Energy”), which entity is affiliated with Richard N. Azar, II, our former Chief Executive Officer and former director (“Azar”), and Donnie B. Seay, our former director (“Seay”); Azar; RAD2 Minerals, Ltd., an entity owned and controlled by Azar (“RAD2”); Seay; and DBS Investments, Ltd., an entity owned and controlled by Seay. Azar, Seay, RAD2, and DBS are collectively referred to as the “Guarantors”.

Pursuant to the Assumption Agreement, N&B Energy agreed to assume all of our liabilities and obligations owed to IBC under (i) that certain Real Estate Lien Note dated August 25, 2016, in the original amount of $40 million, of which approximately $36.9 million was outstanding as of the date of the Assumption Agreement (the “Note”), evidencing amounts which we owed to IBC and (ii) the Loan Agreement between us, IBC, the Guarantors and certain other guarantors party thereto, dated as of August 25, 2016 (the “Loan Agreement”), the amount due under and in connection which was secured by (a) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 25, 2016, covering all of our right, title and interest in and to certain oil, gas and mineral leases and/or minerals, mineral interests and estates located in Lincoln, Payne, and Logan Counties, Oklahoma; (b) an Oil and Gas Mortgage, Security Agreement, Financing Statement and Assignment of Production (Oklahoma) dated August 1, 2018, covering all of our right, title, and interest in and to certain oil, gas, and mineral leases and/or mineral interests and estates located in Okfuskee County, Oklahoma (collectively, the “Orion Interests”); and (c) the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 25, 2016, covering our mineral interests located in Glasscock County, Texas (collectively, the “West Texas Properties”).

Additionally, pursuant to the Assumption Agreement, IBC approved the transactions contemplated by the Sale Agreement (described and defined below) with N&B Energy and the assumption by N&B of all of the amounts and liabilities which we owed to IBC (the “IBC Obligations”) and N&B Energy agreed to assume all of the IBC Obligations. Finally, pursuant to the Assumption Agreement, IBC released and forever discharged us and CE Operating and each of our current and former officers, directors, and shareholders, from all covenants, agreements, obligations, claims and demands of any kind, whether in law or at equity, which IBC then had, arising out of or related to the amounts which we owed to IBC under the Note, Loan Agreement or mortgages and/or under such documents or agreements, and further agreed to release the lien which IBC then held on the West Texas Properties.

The foregoing description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assumption Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

* * * * * * * * *

The information regarding, and the terms and conditions of, the Assignment of Production Payment and Assignment of Overriding Royalty Interests, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, as discussed in Item 2.01 below, is incorporated in this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

N&B Energy Asset Sale Agreement

As previously reported, on July 12, 2018, we entered into an Asset Purchase Agreement (as amended by the First Amendment to Asset Purchase Agreement dated August 3, 2018 and the Second Amendment to Asset Purchase Agreement dated September 24, 2018, the “Sale Agreement”), as seller, with N&B, as purchaser. Pursuant to the Sale Agreement and the terms and conditions thereof, we agreed to sell to N&B Energy a substantial portion of our assets, including all of the assets we acquired pursuant to the terms of our December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”), which is owned and controlled by Azar, and other sellers, and certain other more recent acquisitions, other than the production payment and overriding royalty interests discussed below (the “Assets”). In consideration for the Assets, N&B Energy agreed to pay us $100 in cash, to assume all of our obligations and debt owed to IBC and Segundo agreed to enter into a settlement agreement, as previously disclosed.

On September 26, 2018, N&B Energy assumed all of the IBC Obligations (pursuant to the Assumption Agreement described above) and paid us $100 in cash, and we transferred ownership of the Assets to N&B Energy, and the parties closed the transactions contemplated by the Sale Agreement.

Notwithstanding the sale of the Assets, the Company will retain its assets in Glasscock County and Hutchinson Counties, Texas and also retained a 12.5% production payment (effective until a total of $2.5 million has been received); a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset; and retained an overriding royalty interest on certain other undeveloped leasehold interests, pursuant to an Assignment of Production Payment and Assignment of Overriding Royalty Interests.

The effective date of the Sale Agreement is August 1, 2018. The Assets were assigned “as is” with all faults.

As a result of the Assumption Agreement and the Sale Agreement, we reduced our liabilities by $36.9 million and our assets by approximately $12 million.

The foregoing description of the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Sale Agreement (as amended), copies of which are incorporated by reference hereto as Exhibits 2.1, 2.2 and 2.3 and the foregoing description of the Production Payment and Assignment of Overriding Royalty Interests does not purport to be complete and is qualified in its entirety by the Assignment of Production Payment and Assignment of Overriding Royalty Interests, copies of which are attached hereto as  Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Sale Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) are solely for the benefit of the parties to the Sale Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Sale Agreement instead of establishing these matters as facts, and (4) may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Sale Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The representations and warranties contained in the Sale Agreement were made only for the purpose of the Sale Agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purpose of allocating contractual risk between the parties to the Sale Agreement and should not be relied upon as a disclosure of factual information relating to any of the parties.

Item 8.01 Other Events.

As of September 26, 2018, the Company had 63,575,733 shares of common stock issued and outstanding.

On September 27, 2018, we filed a press release disclosing the matters described in Item 1.01 and Item 2.01 above. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on July 13, 2018 (File No. 001-32508))
2.2	First Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated August 2, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on August 7, 2018 (File No. 001-32508))
2.3	Second Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser, Camber Energy, Inc., as Seller and CE Operating, LLC, dated September 24, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2018 (File No. 001-32508))
10.1*	Assumption Agreement dated September 26, 2018, by and between International Bank of Commerce, Camber Energy, Inc., CE Operating, LLC, N&B Energy, LLC, Richard N. Azar, II, RAD2 Minerals, Ltd., Donnie B. Seay, and DBS Investments, Ltd.
10.2*	Assignment of Production Payment, effective August 1, 2018, by and among N&B Energy, LLC and CE Operating, LLC
10.3*	Assignment of Overriding Royalty Interest, effective August 1, 2018, by CE Operating, LLC in favor of Camber Royalties, LLC (Orion Properties)
10.4*	Assignment of Overriding Royalty Interest, effective August 1, 2018, by N&B Energy, LLC in favor of Camber Royalties, LLC (TAW Leases)
99.1*	Press release dated September 27, 2018

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: September 27, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on July 13, 2018 (File No. 001-32508))
2.2	First Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated August 2, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on August 7, 2018 (File No. 001-32508))
2.3	Second Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser, Camber Energy, Inc., as Seller and CE Operating, LLC, dated September 24, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2018 (File No. 001-32508))
10.1*	Assumption Agreement dated September 26, 2018, by and between International Bank of Commerce, Camber Energy, Inc., CE Operating, LLC, N&B Energy, LLC, Richard N. Azar, II, RAD2 Minerals, Ltd., Donnie B. Seay, and DBS Investments, Ltd.
10.2*	Assignment of Production Payment, effective August 1, 2018, by and among N&B Energy, LLC and CE Operating, LLC
10.3*	Assignment of Overriding Royalty Interest, effective August 1, 2018, by CE Operating, LLC in favor of Camber Royalties, LLC (Orion Properties)
10.4*	Assignment of Overriding Royalty Interest, effective August 1, 2018, by N&B Energy, LLC in favor of Camber Royalties, LLC (TAW Leases)
99.1*	Press release dated September 27, 2018

*Filed herewith